LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 26, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 100%

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 85%

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 70%

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 50%

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 30%

LEGG MASON PARTNERS LIFESTYLE INCOME FUND

The following text replaces the section of the Statement of Additional Information titled “Portfolio Manager Compensation”:

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason, based upon a number of factors, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

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LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 26, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

The following text replaces the section of the Statement of Additional Information titled “Portfolio Manager Compensation”:

Legg Mason International Equities Limited (“LMIE”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

LMIE has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the funds’ portfolio managers. Each investment professional works as part of an investment team. The Plan is designed to align the objectives of LMIE investment professionals with those of fund shareholders and other LMIE clients. Under the Plan, a “base incentive pool” is established for each team each year as a percentage of LMIE’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-LMIE investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the funds’ prospectus to which each fund’s average annual total returns are compared or, if none, the benchmark set forth in the funds’ annual report). The peer group of non-LMIE investment managers is defined by the product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by LMIE) relevant peer group performance and ranking data. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable LMIE chief investment officer. The incentive pool will be allocated by the applicable LMIE chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral and vests over a period of four years, 25% in each year. Of that principal deferred award amount, 50% will receive the return of LMIE’s emerging markets equity strategy, and 50% will receive the return of Legg Mason stock, over the vesting period.

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